BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS, that Merchants T&F, Inc., a New York corporation ("Seller") for and in consideration of 1,500 shares of common stock of Ciro Jewelery, Inc., a Delaware corporation ("Buyer") paid by the Buyer, receipt of which is acknowledged, has bargained, sold, granted, and conveyed and by these presents does bargain, sell, grant, and convey unto Buyer and Buyer's successors and assigns the goods and chattels described in Exhibit "A" attached hereto and incorporated herein;

     TO HAVE AND TO HOLD the same unto Buyer and Buyer's successors and assigns forever.

     Seller covenants and agrees to warrant and defend title to the goods and chattels sold against any person, firm, corporation, or association.

     IN WITNESS WHEREOF, Seller has caused these presents to be signed this 10th day of November 1997 to be effective the 3rd day of February 1995.

                                           Merchants T&F, Inc.


                                           By /s/ Laszlo Schwartz
                                              --------------------------------
                                              Laszlo Schwartz, Vice-President